CADRE LIQUID ASSET FUND - MONEY MARKET SERIES
CADRE RESERVE FUND - U.S. GOVERNMENT SERIES
CADRE RESERVE FUND - MONEY MARKET SERIES

SERIES OF CADRE INSTITUTIONAL INVESTORS TRUST (the “Trust”)

Supplement to Prospectuses and Statement of Additional Information dated January 31, 2008.

The information below supplements and amends certain information contained in the Prospectuses and Statement of Additional Information of: Cadre Liquid Asset Fund - Money Market Series, Cadre Reserve Fund - U.S. Government Series and Cadre Reserve Fund - Money Market Series (each a "Fund," and collectively, "Funds").

Adoption of Plan of Reorganization
On June 25, 2008, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Agreement”) between the Trust and the Commonwealth Cash Reserve Fund, Inc. (“CCRF”). CCRF is a money market fund which, like the Trust, is registered as an investment company under the Investment Company Act of 1940 and advised by PFM Asset Management LLC. Pursuant to the Agreement, which is subject to the approval of shareholders of the Trust and to certain other conditions: (i) the assets of the Funds would be acquired by CCRF in exchange for CCRF’s assumption of the stated liabilities of the Funds and the issuance by CCRF of shares of the investment portfolios comprising CCRF, which would be distributed to shareholders of the Funds, and (ii) thereafter the Funds would be terminated and the Trust dissolved (the “Reorganization”). Consummation of the Reorganization would result in shareholders of each Fund becoming shareholders of a CCRF fund having substantially the same investment object and policies as their Fund. Shares of CCRF that each shareholder of a Fund would receive in the Reorganization would have an aggregate value equal to the value of Fund shares owned by the shareholder immediately prior to the Reorganization.

The Board has determined that the Reorganization is in the best interests of the Funds and has called for a meeting of shareholders of the Trust to be held on September 17, 2008 for the purposes of voting on a proposal to approve the Agreement. Shareholders of the Funds of record as of August 15, 2008, will be entitled to vote at that meeting. It is expected that, assuming satisfaction of all conditions, the Reorganization will be effected on September 29, 2008.

Redemptions of Shares
The following supplements the information set forth in the section of the Prospectuses captioned "HOW TO REDEEM SHARES - General Information" and in the section of the Statement of Additional Information captioned “Redeeming Shares”:

The Trust has adopted a policy under which the right of shareholders to redeem shares of the Funds will not be suspended. All other policies of the Trust with respect to redemptions of shares of the Funds and the payment of redemption proceeds, as described in the Prospectuses and in the Statement of Additional Information, remain in effect.

The date of this Supplement is June 25, 2008.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.